STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, effective as of the April 8, 2024 (the "Effective Date") by and between Dengfeng Management Limited, of Hong Kong CR No: 3031835 and Business Registration No: 72821234-000, of BEA Tower, Millennium City 5, Kwun Tong, Kowloon, Hong Kong ("**Seller**") and Lee Malik Sherray, Loke Sebastian Mun Foo, Greenpro Trust Limited, Acorn Financial Consulting Limited, Full Long Limited, Chen Yanhong, Avergreen Holdings Limited, Tam Kwok Leung, He Xing Ru, Lee Marcus Sherray, Lee Shiu Ki, and Wong Tai Sin (collectively the "**Buyers**").

WHEREAS, Seller owns 5,800,000 shares of Series A Preferred Stock, par value $0.0005 per share, (the "**Shares**") of **Dengfeng Group Limited.** a Nevada corporation (the "**Company**"). This Agreement provides for the acquisition of the Shares by Buyers for a total purchase price of Two Thousand and Nine Hundred U.S. Dollars ($2,900.00) (the "Purchase Price") on the terms and conditions set forth below.

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived therefrom, it is hereby agreed as follows:

ARTICLE I
SALE AND PURCHASE OF THE SHARES

Section 1.1 **Closing.** The purchase of the Shares shall be consummated at a closing ("Closing") to take place at 1:00 o'clock p.m., at the offices of Falcon Certified Public Accountants Limited, of Room 305-306, New East Ocean Centre, No.9, Science Museum Road, Tsim Sha Tsui, Hong Kong (the "**Escrow Agent**") on or before April 30, 2024 unless extended by agreement of the parties hereto (the "**Closing Date**").

Section 1.2 **Sale and Purchase.** Subject to the terms and conditions hereof, at the Closing, Seller agrees to sell and deliver to Buyers, and Buyers agree to purchase from Seller, the Shares, in the following increments:

	Passport No / HKID No. /CR No.	**No. of Shares**	**Amount (US$)**
Lee Malik Sherray	[redacted]	83,500	41.75
Loke Sebastian Mun Foo	[redacted]	500,000	250.00
Greenpro Trust Limited	[redacted]	433,500	216.75
Acorn Financial Consulting Ltd	[redacted]	3,303,000	1,901.50
Full Long Limited	[redacted]	500,000	250.55
Chen Yanhong	[redacted]	250,000	125.00
Avergreen Holdings Ltd	[redacted]	150,000	75.00
Lee Marcus Sherray	[redacted]	50,000	25.00
Lee Shiu Ki	[redacted]	250,000	125.00
Tam Kwok Leung	[redacted]	50,000	25.00
He Xing Ru	[redacted]	50,000	25.00
Wong Tai Sin	[redacted]	180.000	90.00
Total		**5,800,000**	**US$2,900.00**

Section 1.3 **Purchase Price.** The Purchase Price for the Shares shall be paid *to Escrow Agent or directly to Seller* on or before the Closing Date, by Buyers to Seller, or Escrow Agent to Seller, by wire transfer or other form of immediately available good funds against delivery of the Shares in transferable form from Seller to Buyer.

Section 1.4 **Payment.** Buyers shall apply such portion of the Purchase Price to the third-party accounts payable and accrued liabilities, so that the Company has zero third-party obligations at the Closing (the "Payables").

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER

As an inducement to and to obtain the reliance of Buyers, Seller represents and warrants to Buyers that each of the following are true, correct, and complete as of the Effective Date and will be correct and complete as of the Closing. All references in this Agreement to "knowledge of the Seller" shall mean the actual knowledge, after reasonable investigation, of the Seller.

Section 2.1 **No Conflict, Authority.** The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which Seller is a party or to which the Shares are subject. Seller has full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

Section 2.2 **Title to the Shares.** Seller owns of record and beneficially the Shares of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyers. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

Section 2.3 **Tax Matters.** The Shares are not subject to any lien arising in connection with any failure or alleged failure to pay tax. There is no pending, threatened, or proposed audits, assessments or claims from any tax authority for deficiencies, penalties, or interest with respect to Seller that would affect the Shares.

Section 2.4 **Due Diligence Materials Provided.** Seller has provided Buyers with true and accurate copies of all corporate books and records relating to the Company in Seller's possession or control, save and except those additional books and records. Seller does not have any actual knowledge of any liability or obligation of the Company other than is reflected in said books and records.

Section 2.5 **Brokers and Finders.** The Seller represents and warrants that Seller has made no agreements involving any fees of any type that relate to this Agreement and that would involve the Buyer, including but not limited to broker's fee, finder's fees or any similar compensation arrangement.

Section 2.6 **Authorized Shares.** As of the Closing (i) the total number of authorized shares of common stock of the Company shall be 500,000,000 par value $0.001 per share, and that the total number

of shares of common stock of the Company issued and outstanding shall be 110,200 (ii) the total number of authorized shares of preferred stock of the Company shall be 10,000,000, par value $0.0001 per share, and that the total number of shares of said preferred stock of the Company issued and outstanding shall be 10,000,000.

Section 2.7 <u>Litigation</u>. To the knowledge of the Seller, (i) there is no claim, legal action, suit, arbitration, investigation or hearing, notice of claims or other legal, administrative or governmental proceedings pending or, to the knowledge of the Seller, threatened against the Seller or the Company; and (ii) there is no continuing order, injunction, or decree of any court, arbitrator, or governmental or administrative authority to which the Seller or the Company is a party or to which it or any of its assets is subject.

Section 2.8 <u>Liabilities</u>. To the knowledge of the Seller, there are no liabilities of the Company, other than the Payables and the liabilities to be waived in the Waiver. This assumption is based upon the proof of claims and the bar from claims proceedings connected to the Custodianship.

Section 2.9 <u>Preferred Shares</u>. Other than the Series A Preferred Stock subject to the transaction hereunder, there are no other classes of Preferred stock outstanding.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYERS

As an inducement to and to obtain the reliance of Seller, Buyers represent and warrant, jointly and severally, to Seller that each of the following are true, correct, and complete as of the Effective Date and will be correct and complete as of the Closing. All references in this Agreement to "knowledge of the Buyers" shall mean the actual knowledge of the applicable Buyer, after reasonable investigation.

Section 3.1 <u>No Conflict, Authority</u>. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the material breach of any term or provision of, or constitute an event of default under, any material debt instrument, which may include an indenture, mortgage, deed of trust or other contract, agreement or instrument to which such Buyer is a party. Buyers have full power, authority and legal right and has taken all action required by law or otherwise to authorize the execution and delivery of this Agreement.

Section 3.2 <u>Restricted Shares</u>. Buyers acknowledge that the Shares purchased have not been registered under the Securities Act or any state securities laws, will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Act which relate to private offerings, will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings and the Buyers must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt therefrom. Buyers acknowledge that the shares shall bear restrictive legends.

Section 3.3 <u>Buyer's Sophistication</u>. Buyers (i) acknowledge that the purchase of Shares involves a high degree of risk in that the Company has no current business operations or plans and may require substantial funds; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to protect its interests in connection with this transaction; (iv) that the sale of the Shares to Buyers is not registered with the US Securities and Exchange Commission or with the securities administrator of any state; (v) that the Shares are being sold

pursuant to an exemption from such registration requirements; and (vi) the Shares are "restricted securities" that will bear a restrictive legend prohibiting their further transfer without registration or any exemption therefrom.

Section 3.4 <u>**Brokers and Finders**</u>. The Buyers represent and warrant that they have made no agreements involving any fees of any type that relate to this Agreement and that would involve the Seller, including but not limited to broker's fee, finder's fees or any similar compensation arrangement.

Section 3.5 <u>**Due Diligence Materials Provided**</u>. Buyers acknowledge that Seller has provided Buyers with true and accurate copies of all corporate books and records relating to the Company in Seller's possession or control. Buyers acknowledge that Seller has only recently become the controlling shareholder of the Company and has obtained control of the Company through court process which, by its nature, provides Seller with only very limited information regarding the Company, its history, its financial condition and any potential debts, obligations, liabilities or other claims. Buyers understand that there may be significant obligations, claims or other obligations against the Company of which the Seller is unaware that would make the Company unsuitable for the business operations therein contemplated by Buyers, and Buyers expressly assumes such risk.

ARTICLE IV
EXCHANGE PROCEDURE AND OTHER CONSIDERATION

Section 4.1 <u>**Seller's Delivery**</u>. On the Closing Date, the Seller shall deliver the following to Buyers or the transfer agent, as applicable, conditioned upon (i) all of Buyers' representations and warranties set forth in Article III, above, shall be true and correct as of the Closing, and (ii) Buyers' performance of their delivery obligations in section 4.2, below:

(a) The Shares together with a stock power or other instruction required for the transfer of the Shares to Buyers. If necessary, after the sale closes the Seller shall also execute such other certificates or other documents reasonably necessary to transfer the Shares to Buyers. If the Shares are to be transferred electronically in book form, then irrevocable instructions from the Seller to the Escrow Agent and/or the Company's transfer agent directing the transfer of the Shares to the Buyers.

Section 4.2 <u>**Buyer's Delivery**</u>. On the Closing Date, Buyers shall deliver the following to Seller, conditioned upon (i) all of Seller's representations and warranties set forth in Article II, above, shall be true and correct as of the Closing, and (ii) Buyers' performance of its delivery obligations in section 4.1, above:

(a) Purchase Price in immediately available funds.
(b) Payment proof for the Shares

ARTICLE V
MISCELLANEOUS

Section 5.1 <u>**Notification of OTC Markets, FINRA and Nevada Secretary of State.**</u> Buyers and Seller, as applicable, shall take the following actions, except as expressly stated below:

(a) Notify OTC Markets or the SEC via EDGAR, of the new address for the Company, the new director(s) of the Company and the new officers of the Company, including its President. Buyers shall promptly pay any fees associated with this notice.

(b) Notify the Nevada Secretary of State, by filing an annual list of officers and directors, when due, and by filing a change in resident agent notification, if applicable, of the address and resident agent for the Company, the new director(s) of the Company and the new officers of the Company, including its President. Buyer shall promptly pay any fees associated with these filings.

(c) Confirm to the other party hereto in writing via email, that the obligations pursuant to Sections 5.1(a) and (b) above have been performed.

(d) Should Buyers fail to perform according to this Section 5.1, Buyers expressly authorize Seller to provide the notices and filings contemplated by this Section 5.1 and Buyers agree to promptly reimburse Seller for all expenses related thereto, including filing fees and attorney's fees actually incurred.

Section 5.2 <u>**Notices**</u>. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by overnight carrier or USPS via registered mail or certified mail, postage prepaid, addressed to the addresses set forth in this Agreement or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or sent. Any party with a non-US address may be provided notice via email, which notice shall be effective when sent to the party or its representative.

Section 5.3 <u>**Attorneys' Fees**</u>. Except as expressly provided herein, each party will be responsible for their own attorney's fees.

Section 5.4 <u>**Confidentiality**</u>. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence (a) the existence and terms of this Agreement and the transactions contemplated hereby, and (b) all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In addition, no party shall issue any press release or other public announcement concerning this Agreement, its existence or the transactions contemplated by this Agreement, without the prior written approval of the remaining parties.

Section 5.5 <u>**Entire Agreement**</u>. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

Section 5.6 <u>**Survival; Termination; Limitation of Seller's Liability**</u>. The representations, warranties and covenants of the respective parties shall survive the Closing and the consummation of the transactions herein contemplated six (6) weeks after the Closing Date. In no instance shall the liability of Seller (including, without limitation its owners or managers) arising hereunder or by reason of or related to any of the transactions contemplated hereby exceed the amounts actually paid by Buyers to Seller under this Agreement.

Section 5.7 <u>**Counterparts**</u>. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 5.8 **Amendment or Waiver.** Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 5.9 **Expenses.** Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

Section 5.10 **Headings; Context.** The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 5.11 **Benefit.** This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party. This contract is between Seller and Buyers. No person or entity shall be deemed to be a third-party beneficiary of this Agreement.

Section 5.12 **Severability.** In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 5.13 **No Strict Construction.** The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

Section 5.14 **Execution Knowing and Voluntary.** In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; and (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof.

Section 5.15 **Further Assurances, Cooperation.** Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete sale contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this agreement.

Section 5.16 **Governing Law.** This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the state of Nevada applicable to agreements made and to be performed wholly within such jurisdiction and without regard to its conflicts of laws principles. Any dispute arising out of this Agreement shall be resolved in the state or federal courts sited in Clark County, Nevada to the exclusion of all other venues. The prevailing party in any such action shall be entitled to an award of costs and its reasonable attorney's fees.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Seller: Dengfeng Management Limited **Hong Kong CR#:** [redacted] **Address:** [redacted] **Number Shares: 5,800,000** **Consideration: US$2,900**	**Signed By: Chan Yit Wei** **Position: Director** For and on behalf of Dengfeng Management Limited ------------------------------
Buyer: Lee Malik Sherray **Passport No:** [redacted] **Address:** [redacted] **Number Shares: 83,500** **Consideration: US$21.75**	**Signed By: Lee Malik Sherray** ------------------------------
Buyer: Loke Sebastian Mun Foo **HKID No:** [redacted] **Address:** **Number Shares: 500,000** **Consideration: US$250.00**	**Signed By: Loke Sebastian Mun Foo** ------------------------------
Buyer: Greenpro Trust Limited **Hong Kong** [redacted] **Address** [redacted] **Number Shares: 433,500** **Consideration: US$216.75**	**Signed By: Gilbert Loke** **Position: Director** For and on behalf of Greenpro Trust Limited ------------------------------
Buyer: Acorn Finance Consulting Limited **Hong Kong CR#** [redacted] **Address** [redacted] **Number Shares: 3,303,000** **Consideration: US$1,901.50**	**Signed By: Loke Che Chan Gilbert** **Position: Director** For and on behalf of Acorn Financial Consulting Limited ------------------------------

Buyer: Full Long Limited **Hong Kong CR No:** [redacted] **Address** [redacted] **Number Shares: 500,000** **Consideration: US$250.00**	**Signed By: Woo Shuk Fan** **Position: Director** For and on behalf of Full Long Limited ------------------------------
Buyer: Chen Yanhong **China ID#:** [redacted] **Address:** [redacted] **Number Shares: 250,000** **Consideration: US$125.00**	**Signed By: Chen Yanhong** ------------------------------
Buyer: Avergreen Holdings Limited **Hong Kong CR#:** [redacted] **Address** [redacted] **Number Shares: 150,000** **Consideration: US$75.00**	**Signed By: Loke Sebastian Mun Foo** For and on before of Avergreen Holdings Limited ------------------------------
Buyer: Lee Marcus Sherray **Passport No:** [redacted] **Address:** **Number Shares: 50,000** **Consideration: US$25.00**	**Signed By: Lee Marcus Sherray** ------------------------------
Buyer: Lee Shiu Ki **Passport No:** [redacted] **Address** [redacted] **Number Shares: 250,000** **Consideration: US$125.00**	**Signed By: Lee Shiu Ki** ------------------------------
Buyer: Tam Kwok Leung **HKID No:** [redacted] **Address** [redacted] **Number Shares: 50,000** **Consideration: US$25.00**	**Signed By: Tam Kwok Leung** ------------------------------